Grubb & Ellis Healthcare REIT II
(to be renamed Griffin-American Healthcare Trust)

Third Quarter 2011
Investor Update





Third Quarter 2011 Accomplishments

- Completed third quarter acquisitions totaling $19.3 million, based on purchase price. Declared and paid quarterly distributions to stockholders of record equal to an annualized rate of 6.5 percent, or a quarterly distribution of $0.16 per share, based upon a $10.00 per share offering price. The company's board of directors intends to continue to declare distributions on a quarterly basis.
- Third quarter modified funds from operations, or MFFO, as defined by the Investment Program Association, or IPA, was $5.4 million, approximately 51 percent more than the $3.5 million in the second quarter of 2011. Funds from operations, or FFO, equaled approximately $5.0 million, compared with $(3.6) million in the second quarter of 2011. Quarter-over-quarter growth in MFFO is due to the acquisition of additional properties. Quarter-over-quarter growth in FFO is primarily due to lower acquisition related expenses in the third quarter compared to the second quarter as well as the acquisition of additional properties.*
- The company's property portfolio achieved an aggregate average occupancy of 97 percent as of Sept. 30, 2011 and had leverage of 25.6 percent. The portfolio's average remaining lease term was 10.0 years at the close of the third quarter, based on leases in effect as of Sept. 30, 2011.

Subsequent Events

- On Wednesday, Nov. 9, the board of directors of Grubb & Ellis Healthcare REIT II filed an 8-K with the U.S. Securities and Exchange Commission announcing the transition of its advisory and dealer manager relationship with Grubb & Ellis Company. The termination of the underlying agreements is effective immediately with a 60-day transition period, during which Grubb & Ellis will continue to provide advisory and dealer manager services to the company.
- Following the transition, the company will be renamed Griffin-American Healthcare Trust, Inc., and will be co-sponsored by American Healthcare Investors, LLC and Griffin Capital Corporation. Griffin Capital Securities, an affiliate of Griffin Capital will serve as dealer-manager.
- Jeff Hanson, chairman and chief executive officer, and Danny Prosky, president and chief operating officer, will lead the transition and continue to manage the company thereafter. Hanson and Prosky founded and are principals of American Healthcare Investors.

Distributions Paid by Quarter*



6,000,000
4,000,000
2,000,000
0
Q4 2010
Q1 2011
Q2 2011
Q3 2011

MFFO by Quarter*



6,000,000
4,000,000
2,000,000
0
Q4 2010
Q1 2011
Q2 2011
Q3 2011

Letter from the Chairman:

Grubb & Ellis Healthcare REIT II is very pleased to announce our financial results for the third quarter ended September 30, 2011. We closed two acquisitions during the quarter valued at approximately $19.3 Million. Our third quarter acquisitions included a medical office building and a rehabilitation hospital. As of September 30, 2011, our real estate holdings contained a diversified mix of clinical medical buildings with approximately 49 percent medical office buildings, 18 percent hospitals and 33 percent skilled nursing facilities grouped according to acquisition cost. Total real estate acquired increased from approximately $411 million to over $430 million during the quarter. We continue to focus on stabilized, income producing clinical healthcare real estate assets that provide accretive results to our dividend payout ratio.

We are extremely proud of our performance track record since we acquired our first asset in March, 2010. The REIT has continued to show incremental increases in per share Net Income and Modified Funds from Operations. This has been accomplished using a leverage ratio substantially below the average for the REIT industry. As a matter of fact, we completed the third quarter with a leverage ratio of just 25.6 percent based on total mortgage debt as a percentage of real estate assets acquired.

In spite of the significant recent turmoil in the markets, we remain bullish on the prospects for healthcare real estate as we continue to see expansion of demand and job growth within the sector. Healthcare remains the largest and fastest growing segment of the US economy and is projected to grow at an accelerated rate driven mainly by the aging of our population. The management team at Grubb & Ellis Healthcare REIT II is committed to continue making accretive acquisitions for our REIT and to manage the buildings in a prudent fashion in order to maximize returns for our shareholders. We thank you for your support and look forward to working together to continue building our real estate investment trust.



Until next quarter,

Jeff Hanson
Chairman and Chief Executive Officer
Grubb & Ellis Healthcare REIT II

***See financial reconciliation tables on last page of update for more information regarding MFFO, FFO and distributions paid.**

The newsletter contains certain forward-looking statements about the healthcare sector and the company's portfolio and operations. Any forward-looking statements are based upon the current beliefs and expectations of the management and involve risk, uncertainties and other factors that may cause the actual results or performance of the company and its affiliates to be materially different from any future results or performance expressed or implied by such forward-looking statements. The material in this newsletter does not constitute an offer to sell, nor a solicitation of an offer to buy the securities described herein. Such an offering is made only by prospectus. Therefore, this material must be accompanied or preceded by a prospectus. You should carefully review the risk factor disclosures in the prospectus and consult with your advisor before investing.

Grubb & Ellis Capital Corporation, member FINRA/SIPC, is the dealer manager for the Grubb&Ellis Healthcare REIT II, Inc. offering.

Portfolio At-A-Glance

As of [illegible]

Portfolio Summary

Purchase Price	$[illegible]
Buildings	55
Total Square Feet	1,[illegible]
Percentage Leased	97%
Weighted Average Remaining Lease Term	[illegible] years
Leverage Ratio	[illegible]
Acquisition Capitalization Rate (weighted average based on [illegible])	[illegible]%**

Portfolio Asset Mix



Skilled Nursing Facilities
Medical Office Buildings
46.5%
Hospitals

Regional Concentration



West
East
South
Midwest

Acquisition Summary

Third Quarter Acquisitions	2
Total [illegible]	15

Building Acquisitions by Quarter and in aggregate



60
50
40
30
20
10
0
25
30
53
55

Property Map



Legend
Hospital
Medical Office Buildings
Skilled Nursing Facilities

Property List

Property	Property Type	Acquisition Date	City, State	Sq Ft	Leased %[1]	Acquisition Cap. Rate[2]	Purchase Price
Lafayette Physical Rehabilitation Hospital	Hospital	September 2011	Lafayette, LA	[illegible]	100%	[illegible]	$[illegible]
Mansfield Medical Office Building	Medical Office	July 2011	[illegible]	[illegible]	[illegible]	[illegible]	$[illegible]
[illegible]	Skilled Nursing Facility	June 2011	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible]	Medical Office	[illegible] 2011	[illegible]	[illegible]	[illegible]	[illegible]	$[illegible]
[illegible] Medical Office Building	Medical Office	May 2011	[illegible]	[illegible]	[illegible]	[illegible]	$[illegible]
[illegible] Medical Office Building Portfolio	Medical Office	May 2011	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible]							
[illegible] Skilled Nursing Facility	Skilled Nursing Facility	April 2011	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Office Building	Medical Office	April 2011	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible]	Medical Office	April 2011	[illegible]	[illegible]	[illegible]	[illegible]	$[illegible]
[illegible]	Skilled Nursing Facility	March 2011	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Office Building	Medical Office	March 2011	[illegible]	[illegible]	[illegible]	[illegible]	$[illegible]
[illegible]	Hospital	January 2011	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible]	Medical Office	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	$[illegible]
[illegible] Medical Office Building Portfolio	Medical Office	December 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible]	Hospital	December 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Office Building	Medical Office	November 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Long Term Acute Care Hospital	Hospital	October 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Skilled Nursing Facility Portfolio	Skilled Nursing Facility	September 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible]							
[illegible] Long Term Acute Care Hospital	Hospital	August 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
Cape Girardeau Long Term Acute Care Hospital	Hospital	August 2010	Cape Girardeau, MO	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Office Building	Medical Office	July 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Center	Medical Office	June 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Office Building	Medical Office	June 2010	[illegible]	[illegible]	[illegible]	[illegible]	$[illegible]
[illegible] Long Term Acute Care Hospital	Hospital	May 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Center	Medical Office	April 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Center	Medical Office	April 2010	[illegible]	[illegible]	[illegible]	[illegible]	$[illegible]
[illegible]	Medical Office	March 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]
[illegible] Medical Office Building	Medical Office	March 2010	[illegible]	[illegible]	100%	[illegible]	$[illegible]

[illegible]

Third Quarter Acquisitions

Hospital

Lafayette Physical Rehabilitation Hospital

Lafayette, LA

ACQUIRED: SEPTEMBER 2011
PURCHASE PRICE: $[illegible]
GROSS LEASABLE AREA: [illegible]
PERCENT LEASED: 100%
CAPITALIZATION RATE: [illegible]



Medical Office Building

Mansfield Medical Office Building

[illegible]

ACQUIRED: JULY 2011
PURCHASE PRICE: $[illegible]
GROSS LEASABLE AREA: [illegible]
PERCENT LEASED: [illegible]
CAPITALIZATION RATE: [illegible]



*As of [illegible] 2011.

**[illegible]

Grubb & Ellis Healthcare REIT II

Executive management is devoted to delivering exceptional financial performance, providing enhanced transparency and ensuring that the interests of our stockholders guide our every action:

- Acquisition strategy designed to sustain distribution model and facilitate a timely, competitive valuation at exit[1]
- Immediate adoption of the Investment Program Association's (IPA) standard for calculating modified funds from operations (MFFO), which is a non-GAAP measure broadly used in the non-traded REIT industry[2]
- Supplemental reporting to enhance operational and financial transparency to stockholders[2]
- Eliminated internalization fees associated with the internalization of management functions[3]

Distributions Paid

Q4 2010	Q1 2011	Q2 2011	Q3 2011
$1,834,000	$2,588,000	$3,747,000	$5,156,000

MFFO Reconciliation

MFFO Reconciliation	Q4 2010	Q1 2011	Q2 2011	Q3 2011
Net income (loss)	$(1,631,000)	$(885,000)	$(6,680,000)	$415,000
Add:				
Depreciation and amortization — consolidated properties	$1,969,000	$2,202,000	$3,274,000	$4,555,000
Less:				
Net income attributable to noncontrolling interests	—	—	$(1,000)	—
Depreciation and amortization related to noncontrolling interests	$(12,000)	$(2,000)	$(3,000)	$(2,000)
FFO	$256,000	$1,315,000	$(3,613,000)	$4,966,000
Add:				
Acquisition related expenses	$1,900,000	$1,548,000	$7,236,000	$915,000
Amortization of above and below market leases	$90,000	$45,000	$90,000	$81,000
Loss (gain) in fair value of derivative financial instrument	$(51,000)	$(74,000)	$299,000	$202,000
Loss on extinguishment of debt	—	$42,000	—	$2,000
Change in deferred rent receivables related to noncontrolling interests	$1,000	$1,000	—	—
Less:				
Change in deferred rent receivables	$(395,000)	$(448,000)	$(464,000)	$(686,000)
MFFO	$1,901,000	$2,429,000	$3,541,000	$5,496,000
Weighted average common shares outstanding — basic and diluted	12,768,174	18,144,096	25,543,273	34,640,097
Net loss per common share — basic and diluted	$(0.13)	$(0.05)	$(0.27)	$0.01
FFO per common share — basic and diluted	$0.02	$0.07	$(0.14)	$0.14
MFFO per common share — basic and diluted	$0.14	$0.13	$0.14	$0.15

Grubb & Ellis
Healthcare REIT II
(to be renamed Griffin-American Healthcare Trust)

877.888.7348 www.gbe-reits.com/healthcare2

Footnotes

1. Investors should not rely on the past performance of Grubb & Ellis Healthcare REIT II, Inc. to predict its future results. The current distribution rate is not guaranteed and is subject to change. The company has and may continue to pay distributions from the net proceeds of our offering, from borrowings in anticipation of future cash flows or from other sources such as Grubb & Ellis Company, the company's sponsor. Any such distributions may reduce the amount of capital the company ultimately invests in assets and negatively impact amount of income available for future distributions. Please see Footnote 2 below for the IPA's definition of MFFO and for a discussion of management's use of MFFO to evaluate the company's sustainable performance and distribution model. The company is not obligated, through its charter or otherwise, to effectuate a liquidity event, and it may not effect a liquidity event within its targeted time frame of five years after the completion of the company's offering stage, or at all. If the company does not affect a liquidity event, its stockholders may have to hold their investment in shares of the company's common stock for an indefinite period of time. In addition, the company can provide no assurance that its portfolio is designed to deliver maximum valuation upon exit, if such exit occurs.

2. The company can provide no assurance that its implementation of its reporting practices, such as supplemental disclosure materials, quarterly earnings releases and adoption of the IPA's definition of modified funds from operations will provide for increased transparency and prove to be beneficial to the company's stockholders. MFFO is a non-GAAP (GAAP: Accounting principles generally accepted in the United States of America) measure that the company defines consistent with the Investment Program Association's (IPA) Guideline 2010-01, issued in November 2010. The company uses MFFO because the company believes that MFFO is an appropriate supplemental measure to reflect the operating performance of a REIT. MFFO is a metric used by the company's management to evaluate sustainable performance and distribution policy. The Practice Guideline defines MFFO as FFO further adjusted for the following items included in the determination of GAAP net income (loss): acquisition fees and expenses; amounts relating to deferred rent receivables and amortization of above and below market leases and liabilities; accretion of discounts and amortization of premiums on debt investments; nonrecurring impairments of real estate-related investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. The company's MFFO calculation complies with the IPA's Practice Guideline described above. In calculating MFFO, we exclude acquisition related expenses, amortization of above and below market leases, fair value adjustments of derivative financial instruments, gains or losses on extinguishment of debt, change in deferred rent receivables, and the adjustments of such items related to non-controlling interests. MFFO should not be construed as a historical performance measure because MFFO excludes acquisition expenses which are an important component in an analysis of historical performance and MFFO is not equivalent to the company's net income or loss under GAAP. The other adjustments included in the IPA's Practice Guideline are not applicable to the company for the three and nine months ended September 30, 2011 and 2010.

The table on the left is a reconciliation of net loss, which is the most directly comparable GAAP financial measure, to FFO and MFFO. Grubb & Ellis Healthcare REIT II believes that FFO and MFFO are more representative of the operating performance of its real estate portfolio. As such, the company believes FFO and MFFO, in addition to net income (loss) and cash flows from operating activities, as defined by GAAP, are meaningful supplemental performance measures and are useful in understanding how the company's management evaluates sustainable performance and distribution policy. However, FFO and MFFO are not necessarily indicative of cash flows available to fund cash needs, including the company's ability to make distributions to its stockholders, and should not be considered as an alternative to net income or loss as an indication of the performance of Grubb & Ellis Healthcare REIT II and should not be construed as a historical performance measure.

Presentation of this information is intended to assist in comparing the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and MFFO the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and MFFO are not necessarily indicative of cash flow available to fund cash needs, including the company's ability to make distributions to its stockholders, and should not be considered as an alternative to net income (loss) as an indication of the company's performance, as an indication of its liquidity, or indicative of funds available to fund its cash needs including its ability to make distributions to its stockholders. FFO and MFFO should be reviewed in conjunction with other measurements as an indication of our performance. MFFO has limitations as a performance measure in an offering such as ours where the price of a share of common stock is a stated value and there is no net asset value determination during the offering stage and for a period thereafter. MFFO is useful in assisting management and investors in assessing the sustainability of operating performance in future operating periods, and in particular, after the offering and acquisition stages are complete and net asset value is disclosed. MFFO is not a useful measure in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining MFFO.

3. While the company has eliminated the internalization fee associated with the internalization of management functions, it can provide no assurance that the elimination of such fee provides a purer alignment of interests between the company's advisor and its stockholders and will prove to be more beneficial to its stockholders.